COLUMBIA ACORN TRUST

ColumbiaSM Acorn International®

(the “Fund”)

Supplement dated October 7, 2011 to

the Prospectuses for Class A, Class B, Class C, Class I, Class R and Class R5 Shares of the Fund and

the Statement of Additional Information for the Fund,

each dated May 1, 2011

On August 15, 2011, Class R and Class R5 shares of the Fund commenced operations in connection with the completed merger of two series of RiverSource International Managers Series, Inc. into the Fund (the “Reorganization”). Effective immediately, the prospectuses for Class A, Class B, Class C, Class R and Class R5 shares of the Fund and the Statement of Additional Information for the Fund, each dated May 1, 2011, are hereby supplemented to reflect that, in connection with the Reorganization:

1.	Class R and Class R5 shares of the Fund commenced operations on August 15, 2011; and

2.	Effective August 12, 2011, Columbia Management Investment Services Corp., the Fund’s transfer agent, has contractually agreed, through August 14, 2013, to waive a portion of total annual Fund operating expenses attributable to transfer agency fees incurred by Class A shares, Class B shares and Class C shares. Pursuant to this agreement, total annual Fund operating expenses will be reduced by 0.04% for Class A shares, 0.03% for Class B shares and 0.02% for Class C shares.

Shareholders should retain this Supplement for future reference.

C-1566-3 A (10/11)